Financial Instruments	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Financial instruments

Note 6. Financial instruments

The classification of financial instruments is presented in the following table. There are no financial instruments classified in categories other than those reported:

	Classification	Level	12/31/2024	12/31/2023
Financial liabilities:
Derivative warrants (note 17)	FVTPL	Level 1	7,663	4,464
Contingent consideration on acquisitions (note 5)	FVTPL	Level 3	-	144,526
Exposure premium - debentures (note 15)	FVTPL	Level 3	2,940	1,835
Deferred consideration on acquisitions (note 5)	Amortized cost		277,183	87,551
Loans and financing (note 13)	Amortized cost		2,887	5,289
Debentures (note 15)	Amortized cost		40,740	51,197
Related parties (note 9)	Amortized cost		1,078	9,867

Gains and losses on financial instruments that are measured at FVTPL are recognized as financial income or expense in the statement of profit or loss for the period. The carrying amount of the Group’s financial assets approximates fair value as of December 31, 2024, and 2023.

As of December 31, 2024, the contingent consideration on acquisitions was transferred from Level 3 in the fair value hierarchy to amortized cost, as the contingent consideration is no longer subject to adjustment of the earn-out and is based on actual billing rather than projected billing.

Measurement and reconciliation of level 3 financial liabilities

Balance at January 1, 2022	290,944
Additions	35,846
Payments	(9,898)
Derecognition of Mercos deferred and contingent consideration	(62,745)
Transfer of contingent consideration to Amortized Cost	(97,725)
Balance at December 31, 2022	156,422
Additions	29,282
Transfer to equity (converted in shares)	(35,410)
Write off in the P&L	(3,933)
Balance at December 31, 2023	146,361
Additions	50,279
Payments	(7,800)
Transfer of contingent consideration to Amortized Cost	(185,900)
Balance at December 31, 2024	2,940

When valuing its level 3 liabilities, Management’s estimation of fair value is based on the best information available in the circumstances and may incorporate Management’s own assumptions around market demand involving judgment, taking into consideration a combination of internal and external factors. For the years ended December 31, 2024 and 2023, the methods, assumptions, and significant unobservable inputs used in the fair value measurement categorized within level 3 of the fair value hierarchy were the following:

	Valuation technique	Significant unobservable input	Relationship of inputs to fair value
Contingent consideration on acquisitions	Income approach- Revenue multiples	Weighted average cost of capital, projected future revenues	The higher the weighted average cost of capital, the lower the fair value. The higher the revenue projections, the higher the fair value.

Exposure premium	Income approach- Monte carlo	Future cash flow projections, discount rate, future interest rates, market volatility, probability of occurrence of future liquidity events	The higher the discount rate, the lower the fair value. The higher the probability of a liquidity event, the higher the fair value.

Subscription rights	Income approach- Monte carlo	Future cash flow projections, discount rate, future interest rates, market volatility, probability of occurrence of future liquidity events	The higher the discount rate, the lower the fair value. The higher the probability of a liquidity event, the higher the fair value.

Financial risk management

The Group is exposed to various financial risks relating to its business operations. The overall focus on risk management is mitigating unpredictable financial market risks and seeks to minimize potential adverse effects on financial performance.

Risk management is overseen by the Group’s finance department, according to the policies approved by the Board of Directors. The department identifies, measures, evaluates and protects the Group against any financial risks. The Board of Directors provides financial oversight and supervision to the Group and its subsidiaries. As of December 31, 2024, the Group has elected an Audit Committee, consisting of three participants, with one participant acting as Audit Committee Chair.

Credit risk

Credit risk is the Group’s risk of financial loss if a customer or counterparty to a financial instrument fails to comply with its contractual obligations, which arise mainly from customer receivables. The Group has a very diversified client portfolio with a high concentration of recurring revenue from key customers, none of which represent more than 10% of net revenue. The Group is responsible for managing and analyzing the credit risk for each new client before standard payment and delivery terms and conditions are offered. As subscription prices on recurring sales are low in materiality and many clients currently pay via credit card representing immediate payment, the credit risk of the customer base is relatively low. Therefore, Management doesn’t perform individual credit quality checks of each customer. However, if a customer defaults on service payments past two months of service, the Group will pause the customer’s service until payment is received, limiting the volume of past due receivables. It is only when the customer pays all past due balances that the Group will reinstate services. Although the products and services in which a customer purchases are similar, they operate within different industry markets and subject to different operational conditions. As the nature of the products and services sold are SaaS platform based, geographical impacts to the region in which these customers reside do not cause for greater credit risk.

The Group adopts the assumption under IFRS 9, for credit losses on receivables that default occurs when the contract payments with customers are past due over 90 days. Longer payment terms are given to customers and default is unlikely even though the contract payments are past due within one year in the past because of the industry characteristics of the Group and positive long-term relationship with customers. Therefore, a more lagging default criterion is appropriate to determine the risk of default occurring. The Group’s credit risk exposure in relation to contract assets under IFRS 9 at December 31, 2024 and 2023, is immaterial.

Liquidity risk

Liquidity risk is the risk in which the Group will encounter difficulties in complying with the obligations associated with its financial liabilities that are settled with cash payments or other financial assets. The approach of the Group in liquidity management is to ensure, as much as possible, that it always has sufficient liquidity to meet its obligations, under normal conditions, without causing unacceptable losses or with the risk of harming the Group’s reputation. The Group does not expect the timing of occurrence of the cash flows estimated through the maturity date analysis will be significantly earlier, nor expect the actual cash flow amounts will be significantly different, although actual payments may vary depending on market conditions and the Group’s future performance. The table below analyzes the Group’s financial liabilities by maturity ranges corresponding to the remaining period between the balance sheet date and the contractual maturity date. There are no financial liabilities exceeding three years, as the failure of the Group to meet covenants associated with the debentures outstanding resulted in the acceleration of the maturity of the debentures (see note 15 for additional information). Additionally, refer to note 2 for consideration 1 to 3 relating to going concern.

	12/31/2024
	Less than 1 year	1 to 3 years	Total Liabilities
Accounts payable to suppliers	61,284	-	61,284
Other liabilities	775	-	775
Loans and financing	2,512	375	2,887
Debentures(i)	40,740	-	40,740
Deferred and contingent consideration	277,183	-	277,183
Lease liabilities	773	1,118	1,891
Related parties	1,078	-	1,078
Total	384,345	1,493	385,838

	12/31/2023
	Less than 1 year	1 to 3 years	Total Liabilities
Accounts payable to suppliers	47,133	-	47,133
Other liabilities	852	-	852
Loans and financing	4,960	329	5,289
Debentures(i)	51,197	-	51,197
Deferred and contingent consideration	227,077	5,000	232,077
Lease liabilities	742	777	1,519
Related parties	9,867	-	9,867
Total	341,828	6,106	347,934

(i)	The Company was not in compliance with the related financial covenants under the debentures on December 31, 2024, and 2023, and the amounts owed under the debentures are classified as current. Refer to Note 15 for details relating to these covenants and waiver obtained by the Company. Contractual principal payments are due quarterly beginning in May 2023 with final maturity in May 2026, as follows:

	Less than 1 year	1 to 3 years	3 to 5 years	Total Liabilities
Debentures	-	40,740	-	40,740

Market risk

Interest rate risk and inflation

Interest rate risk stems from financial investments, loans and financing and debentures whose interest rates are referenced to the average of interbank overnight rates in Brazil (“CDI”), which can negatively affect financial expenses or revenues in the event of an unfavorable movement in interest rates and inflation.

Inflation affects our results of operations and financial performance primarily by affecting certain leasing arrangements that include inflation-adjustment clauses.

Sensitivity analysis

The Group performed a sensitivity analysis regarding exposure to interest rate risk as of December 31, 2024. The 10% increase or reduction in interest rates would result in an increase or actual reduction of no more than 1% on the risk of total exposure. Therefore, Management believes that any fluctuation in interest rates would not represent any significant impact on the Group’s results.

For the analysis of interest rate sensitivity of financial investments, the “probable” scenario below represents the impact on financial investments as of December 31, 2024, and 2023, considering the projected forecast of the CDI rate and reflects management’s best estimates. The CDI rate as of December 31, 2024, is 12.25% and December 31, 2023, is 13.03%. The other scenarios consider an appreciation of 25% and 50% in such market interest rates, which represents a significant change in the probable scenario for sensitivity purposes.

Estimating an increase or a decrease of (i) projected forecast, (ii) 25% or (iii) 50% in interest rate, would increase or decrease profit or loss as follows:

	Scenario I	Scenario II	Scenario III
	(Probable) (ii)	+/-25%	+/-50%
Potential net effect on profit or loss	(250)	(1,149)	(2,047)

		Exposure	Scenario I	Scenario II	Scenario III
Indicators	12/31/2024	Spot rates (i)	(Probable) (ii)	+/-25%	+/-50%
Assets		11.87%	12.76%	15.95%	19.13%
Short-term investments—101% of CDI	13,238		118	540	962
Exposure to CDI—Assets	13,238		118	540	962
Liability		11.75%	12.63%	15.79%	18.95%
Related parties—100% of CDI	(1,078)		(9)	(44)	(78)
Debentures—100% of CDI	(40,740)		(359)	(1,645)	(2,931)
Exposure to CDI—Liabilities	(41,818)		(368)	(1,688)	(3,009)
Net exposure	(28,580)		(250)	(1,149)	(2,047)

(i)	Based on spot rate, as of the date of this financial statements, as published by the Central Bank of Brazil.

(ii)	Based on the projected forecast, as of December 31, 2024, as published by the Central Bank of Brazil.

Exchange rate risk

Exchange rate risk results from the possibility of losses due to fluctuations in exchange rates, which increase liabilities arising from loans and purchase commitments in foreign currency or that reduce assets arising from amounts to be received in foreign currency.

Some of the Group’s subsidiaries sell to foreign customers. For international operations, the Group invoices in its functional currency and maintains payment terms at or within 30 days of invoicing to ensure the exposure to exchange rate fluctuations is negligible.

As of December 31, 2024, and 2023, the Group had bank account deposits with exposure to fluctuations in foreign currency held in the United States that are immaterial.

Capital management

The Group’s objective when managing its capital is to safeguard the Group’s ability to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance. The capital structure of the Group consists of net debt and equity of the Group. The Group’s overall strategy remained consistent throughout 2024.

Debt is defined by the Group as long and short-term borrowings, including debentures, deferred and contingent consideration, and lease liabilities as disclosed in notes 5, 10, and 15. Net debt is defined as debt after deducting cash and cash equivalents. Equity includes capital, reserves, and retained earnings as disclosed in note 17. The Group is subject to certain covenants, as described in note 15.

As of December 31, 2024, the Group had a net negative working capital in the amount of R$348.3 million, mainly resulting from:

1)	Balance related to obligations associated with the acquisition of certain subsidiaries (the deferred and contingent consideration, as detailed in note 5), which was presented in current liabilities in the amount of R$277.2 million. The Group’s Management negotiated the postponement of the payment of part of these amounts for 2024, payable in both cash and shares. Management renegotiated the terms of the payment of the deferred and contingent consideration to be settled in a combination of cash and equity in the Group instead of solely in cash. Management has evaluated the Group’s ability to settle short-term obligations and understands that this fact does not jeopardize the Group’s operational continuity, since it maintains an excellent relationship with creditors who have interests aligned with the Group’s long-term purpose and with the payment plan proposed in the renegotiations that have been conducted to date. See note 5, for details on the deferred and contingent consideration re-negotiation arrangements.

2)	Balance of debentures, which was presented in current liabilities, due to the non-achievement of certain debt covenants at the end of the reporting period, as detailed in note 15. Refer to note 2 for Management’s discussion on how these debt covenants affect the Company’s ability to remain a going concern.

Under the terms of the agreement related to Nuvini S.A.’s Debentures First Issue, Nuvini S.A. is subject to restrictive and affirmative covenants, including restrictions on Nuvini S.A.’s change of control, the change of Nuvini S.A.’s ownership structure and corporate reorganization, limitations on certain consolidations, mergers and sales of assets, restrictions on the payment of dividends and financial covenants. The debentures have covenants normally applicable to these types of operations related to the meeting of economic-financial indices on an annual basis, including (a) gross debt indicator /pro forma EBITDA ratio less than or equal to 4.0x; (b) pro forma EBITDA Margin in relation to net revenue greater than or equal to 20%; and (c) debt service coverage index greater than or equal to 4.0x, as defined in the related agreement. The debt service coverage index is as the sum of the balance of cash and cash equivalents and the cash flow from operating activities for the last 12 months, divided by the sum of the balance of loans and financings and other short-term debt due within 12 months. The Group monitors the ratios on a monthly basis. As of December 31, 2024, the Group was not compliant with its debenture covenants but obtained a waiver as detailed in note 15. Other than the covenants described above, the Group is not subject to any externally imposed capital requirements.

The Group’s financial planning and analysis department reviews the capital structure of the Group on an annual basis. As part of this review, the department considers the cost of capital and the risks associated with each class of capital.